UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 25, 2010

PALMETTO BANCSHARES, INC.

(Exact Name of Registrant As Specified in Its Charter)

South Carolina	0-26016	74-2235055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

306 East North Street,
Greenville, South Carolina	29601
(Address of Principal Executive Offices)	(Zip Code)

   (800) 725-2265

(Registrant’s Telephone Number, Including Area Code)

   Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement

Stock Purchase Agreement

On May 25, 2010, Palmetto Bancshares, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with CapGen Capital Group V LP, a Delaware limited partnership (“CapGen”). Pursuant to the Stock Purchase Agreement, CapGen intends to purchase $55 million of the Company’s common stock, par value $5.00 per share, at $2.60 per share as part of an expected aggregate $100 million private placement (the “Private Placement”) to certain institutional investors (collectively, with CapGen, the “Investors”), subject to the terms contained therein. The Investors, other than CapGen, will also execute the Stock Purchase Agreement and the Registration Rights Agreement, as defined below, in connection with their participation in the Private Placement. The Private Placement is conditioned upon, among other things, the Company’s shareholders’ approval of the amendment and restatement of the Company’s articles of incorporation and bylaws, the Company’s representations and warranties contained in the Stock Purchase Agreement being true and correct in all material respects on the closing date, and the Investors receiving all required regulatory approvals. The Stock Purchase Agreement may be terminated by the Company or an Investor under certain circumstances, including that the Company or an Investor, with respect to its investment, may terminate if the closing of the Private Placement has not occurred by December 31, 2010.

Under the Stock Purchase Agreement, the Company has agreed to conduct its business in the usual and ordinary course and is prohibited from taking certain actions without the prior written consent of CapGen, including, among others, (i) issuing additional shares of capital stock (with certain exceptions), (ii) making any material change in accounting methods or systems of internal controls, (iii) participating in certain related party transactions, (iv) changing its lending or other material banking policies, and (v) making or committing to make any capital expenditures in excess of $1,000,000 without prior approval from the Company’s board of directors. The Stock Purchase Agreement also contains representations and warranties regarding the Company. The representations and warranties in the Stock Purchase Agreement are made by the Company to the Investors, and are subject to important qualifications and limitations, many of which were specifically negotiated by parties to the agreement. The Stock Purchase Agreement is described in, and included as an exhibit to, this Form 8-K to provide information regarding its terms and conditions, but it is not intended to provide any other factual information regarding the Company.

Pursuant to the Stock Purchase Agreement, the Company has agreed to nominate and appoint a designee of CapGen to the Company’s board of directors. Under the Stock Purchase Agreement, the Investors will have preemptive rights with respect to public or private offerings of the Company’s common stock (or rights to purchase, or securities convertible into or exercisable for, common stock) during a 24-month period after the closing of the Private Placement to enable the Investors to maintain their percentage interests of the Company’s common stock beneficially owned, subject to certain exceptions, including an exception that permits the Company to conduct a follow-on common stock offering of up to $10 million after the closing of the private placement that would be directed to the Company’s current shareholders.

Registration Rights Agreement

On the same date and in connection with the Private Placement, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors pursuant to which the Company is obligated to use its reasonable best efforts to file a registration statement covering the resale of the Common Stock issued to the Investors in the Private Placement within 45 days following the closing of the Private Placement. The Registration Rights Agreement also provides Investors with demand registration rights and piggyback registration rights under certain circumstances.

Under the Registration Rights Agreement, the registration statement must generally be declared effective by the earlier of (i) 60 calendar days following the filing date, and (ii) five business days after the Company is notified that the registration statement will not be reviewed or will not be subject to further review. In the event the registration statement is not filed by the filing deadline provided in the Registration Rights Agreement, or declared effective by the effectiveness deadline, subject to certain other conditions, the Company will be liable to the Investors for liquidated damages in the amount of 1% of the purchase price paid for any Common Stock held on such day, as more specifically provided in the Registration Rights Agreement.

The foregoing descriptions of the Stock Purchase Agreement and the Registration Rights Agreement do not purport to be complete, and are qualified in their entirety by reference to such agreements, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated herein by reference.

Important Information

Certain investments discussed above involve the sale of securities in private transactions that will not be registered under the Securities Act of 1933 and will be subject to the resale restrictions under that Act. Such securities may not be offered or sold absent registration or an applicable exemption from registration. This document does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

In connection with the proposed transactions, the Company plans to file with the SEC and mail to its shareholders a proxy statement. The proxy statement related to the transactions contemplated herein will contain important information about the proposed transaction, the Company and related matters, including the current security holdings of the Company’s officers and directors. Security holders of the Company are strongly encouraged to carefully read the proxy statement and any other relevant documents filed with the SEC related to the proposed transactions.

The Company and its respective directors and executive officers may be deemed to participate in the solicitation of proxies in respect of the proposed transactions. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 30, 2010, and will be contained in the proxy statements related to the proposed transactions.

The final proxy statement/prospectus will be mailed to shareholders of the Company. Investors and security holders will be able to obtain copies of the documents free of charge at the SEC’s website, www.sec.gov.

Item 3.02            Unregistered Sales of Equity Securities.

The information regarding the Private Placement set forth under Item 1.01 is incorporated by reference into this Item 3.02. The issuance of securities pursuant to the Private Placement is a private placement to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and is exempt from registration under the Securities Act of 1933, as amended (“Securities Act”), in reliance upon Section 4(2) of the Securities Act and Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

CAUTIONARY NOTICE REGARDING FORWARD LOOKING STATEMENTS

Certain information presented above may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the Company’s plans for raising capital, including (i) statements about the Private Placement; (ii) the conditions necessary for closing on proposed capital investments; (iii) statements relating to the Company’s future growth and market position, and the execution of its business plans; and (iv) other statements identified by words such as “will,” “expect,” “may,” “believe,” “propose,” “anticipated,” “plans,” and similar words.

Forward-looking statements, which are statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. There can be no assurance that the Company will be able to close on the transactions with the Investors and obtain required capital, or that other actual results, performance, or achievements of the Company will not differ materially from those expressed or implied by forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the Company’s ability to complete the transaction described above and other aspects of the Company’s recovery plans. For details on these and other factors that could affect expectations, see the cautionary language included under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual

Report on Form 10-K for the year ended December 31, 2009, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010, and other filings with the SEC (http://www.sec.gov).

All written or oral forward-looking statements attributable to the Company are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual reports on Form 10-K for the year ended December 31, 2009, and otherwise in its subsequent SEC reports and filings. In addition, the Company, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of such senior management based upon current information and involve a number of risks and uncertainties. The Company does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01            Exhibits.

  (d)        Exhibits

Exhibit No.	Exhibit

10.1	Stock Purchase Agreement by and among Palmetto Bancshares, Inc. and the investors named therein dated as of May 25, 2010.

10.2	Registration Rights Agreement by and among Palmetto Bancshares, Inc. and the investors named therein dated as of May 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALMETTO BANCSHARES, INC.

By:	/s/ Samuel L. Erwin
Name:	Samuel L. Erwin
Title:	Chief Executive Officer

Date: June 1, 2010

Exhibit Index

Exhibit No.	Exhibit

10.1	Stock Purchase Agreement by and among Palmetto Bancshares, Inc. and the investors named therein dated as of May 25, 2010.

10.2	Registration Rights Agreement by and among Palmetto Bancshares, Inc. and the investors named therein dated as of May 25, 2010.